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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
PT-1 Communications, Inc.:

  We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement on Form S-1.

                                          /s/ KPMG Peat Marwick LLP

                                          KPMG PEAT MARWICK LLP

New York, New York

May 11, 1998